Annual Meeting of Stockholders
May 23, 2012
Westford, Massachusetts
© 2012 Kadant Inc. All rights reserved.

William A. Rainville
Chairman of the Board
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© 2012 Kadant Inc. All rights reserved.

ITEMS OF BUSINESS
Sandra L. Lambert
Vice President, General Counsel, and Secretary
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© 2012 Kadant Inc. All rights reserved.

Safe Harbor
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© 2012 Kadant Inc. All rights reserved.
The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of
1995: This slide presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, our market opportunities and demand for our products, our views of the trends in the industries we serve, and our capabilities and technological position in the market. Important factors that could cause actual results to differ materially from those indicated by such statements are set forth under the heading “Risk Factors” in Kadant’s quarterly report on Form 10-Q for the period ended March
31, 2012. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; our ability to adjust operating costs and manufacturing sufficiently in China to meet demand; commodity and component price increases or shortages; international sales and operations; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; litigation costs related to our discontinued operation;
our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Items of Business
PROPOSAL 1
•Elect two directors constituting the entire class of directors to be elected for a three-year term expiring in May 2015
 – Mr. Francis L. McKone
 – Dr. William P. Tully
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© 2012 Kadant Inc. All rights reserved.

Items of Business (cont.)
PROPOSAL 1
•Elect two directors constituting the entire class of directors to be elected for a three-year term expiring in May 2015
 – Mr. Francis L. McKone
 – Dr. William P. Tully
PROPOSAL 2
•Non-binding advisory vote on executive compensation
 – Resolved, that the compensation paid to our company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and
 Exchange Commission, including the compensation discussion and analysis, the compensation tables, and any related material disclosed in our proxy statement, is hereby approved.
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© 2012 Kadant Inc. All rights reserved.

Items of Business (cont.)
PROPOSAL 3
•Re-approval of our annual cash incentive plan
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© 2012 Kadant Inc. All rights reserved.

Items of Business (cont.)
PROPOSAL 3
•Re-approval of our annual cash incentive plan
PROPOSAL 4
•Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for FY 2012
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© 2012 Kadant Inc. All rights reserved.

BUSINESS REVIEW
Jonathan W. Painter
President & CEO
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© 2012 Kadant Inc. All rights reserved.

About Kadant
$335 million in revenues (2011)
1,700 employees worldwide
14 manufacturing sites
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© 2012 Kadant Inc. All rights reserved.

Revenues and Adjusted Diluted EPS
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© 2012 Kadant Inc. All rights reserved.

Adjusted Diluted EPS
	2007	2008	2009	2010	2011
Diluted EPS, as reported	$ 1.59	$ (1.67)	$ (0.48)	$ 1.48	$ 2.74
Loss from Discontinued Operation, net of tax	$ 0.19	$ -	$ -	$ -	$ -
Diluted EPS from Continuing Operations	$ 1.78	$ (1.67)	$ (0.48)	$ 1.48	$ 2.74
Loss on Sale of Subsidiary, net of tax	$ 0.02	$ -	$ -	$ -	$ -
Goodwill Impairment Charge, net of tax	$ -	$ 1.98	$ -	$ -	$ -
Restructuring Costs and Other Income, net of tax	$ -	$ 0.11	$ 0.24	$ (0.07)	$ (0.13)
Discrete tax items	$ -	$ 1.14	$ 0.37	$ -	$ (0.51)
Adjusted Diluted EPS from Continuing Operations*	$ 1.80	$ 1.56	$ 0.13	$ 1.41	$ 2.10
*Adjusted Diluted EPS is a non-GAAP financial measure.
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© 2012 Kadant Inc. All rights reserved.

Financial Summary
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© 2012 Kadant Inc. All rights reserved.
(In millions, except per share amounts and %)	FY 2011	FY 2010	% Change
Revenues	$ 335.5	$ 270.0	24%
Gross Profit Margin	43.3%	43.9%
SG&A, R&D expenses	$ 108.4	$ 94.5
Restructuring costs and other income, net	$ (1.9)	$ (1.0)
Operating Income	$ 38.7	$ 24.9	55%
Net Income	$ 33.6	$ 18.5
Diluted Earnings per Share2	$ 2.74	$ 1.48	85%
Adjusted Diluted Earnings per Share1,2	$ 2.10	$ 1.41	49%
Adjusted EBITDA1	$ 44.8	$ 31.2	44%
Adjusted EBITDA/Sales1	13.3%	11.5%
Bookings	$ 345.6	$ 302.7	14%
Cash Provided by Operations2	$ 34.4	$ 28.3	22%
Adjusted Return on Total Capital1,3	13.7%	10.4%
1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization), adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures that exclude certain items as detailed in our 2011 fourth quarter earnings press release issued February 22, 2012.
2 From continuing operations.
3 Adjusted return on total capital is based on adjusted net income divided by the sum of shareholders’ investment and net debt.

First Quarter 2012 Financial Summary
1 EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as detailed in our 2012 first quarter earnings press release issued April 25, 2012.
2 From continuing operations.
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© 2012 Kadant Inc. All rights reserved.
(In millions, except per share amounts and %)	1Q12	1Q11	% Change
Revenues	$ 84.1	$ 71.7	17%
Gross Profit Margin	45.6%	47.6%
Operating Expenses:
SG&A, R&D expenses	$ 27.7	$ 25.8
Restructuring costs and other expense, net	$0.3	-
Operating Income	$ 10.4	$ 8.3	25%
Net Income	$ 7.1	$ 5.8
Diluted Earnings per Share2	$ 0.61	$ 0.47	30%
EBITDA1	$ 12.6	$ 10.2	24%
EBITDA/Sales1	15.0%	14.2%
Bookings	$ 77.6	$ 84.3	-8%
Cash (Used in) Provided by Operations2	$ (4.0)	$ 0.4
Backlog	$ 102.8	$ 109.3

First Quarter 2012 Balance Sheet
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© 2012 Kadant Inc. All rights reserved.
(In millions)	1Q12	1Q11
Cash, Cash Equivalents, and Restricted Cash	$ 43.1	$ 57.7
Accounts Receivable, net	59.9	52.3
Inventories	51.9	51.5
Property, Plant, and Equipment, net	39.2	37.5
Intangible Assets	28.6	26.5
Goodwill	107.6	100.6
Other Assets	31.7	23.4
Total Assets	$362.0	$349.5

Accounts Payable	$ 28.8	$ 26.0
Short- and Long-term Debt	12.1	17.6
Other Liabilities	87.2	86.7
Total Liabilities	$128.1	$130.3
Shareholders’ Investment	$233.9	$219.2
Total Liabilities and Shareholders’ Investment	$362.0	$349.5

Global Platform Serving Customers Worldwide
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© 2012 Kadant Inc. All rights reserved.
Major manufacturing site
Manufacturing licensee

2011 Revenues by Geography and Product Line
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© 2012 Kadant Inc. All rights reserved.
Geographic data is attributed to countries based on customer location.

2011 Revenues by Geography and Parts vs. Capital
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© 2012 Kadant Inc. All rights reserved.
Geographic data is attributed to countries based on customer location.
● Capital (45%) ● Parts & Consumables (55%)

Percentage estimated by Company using 2011 revenue
Source: RISI World Pulp & Recovered Paper Forecast, 2011
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PRODUCT REVIEW
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Stock Preparation
• Pulpers
• Screens
• Cleaners
• De-inking
• Recycling systems
• Heat transfer products
Separation and cleaning products and
systems to convert waste paper into clean
pulp.
39%
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© 2012 Kadant Inc. All rights reserved.
% of 2011 Revenue
2011 Stock-Preparation Revenue
Parts

Water Management
• Shower systems
• Spray nozzles
• Fabric and roll cleaning systems
• Filters
• Wear surfaces and Formation systems
Products and systems for delivering,
filtering, and recycling process water.
FORMING & PRESSING
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% of 2011 Revenue
2011 Water-Management Revenue
41%
Parts

Doctoring
• Doctor blades
• Blade holders
• Doctoring systems
Consumable products used to clean roll
surfaces and remove contaminants.
PRESSING & DRYING
17%
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% of 2011 Revenue
2011 Doctoring Revenue
78%
Parts

Fluid Handling
• Rotary joints
• Syphon systems
• Steam and condensate systems
• Dryer systems control software
Fluid handling products and systems
used in process industries worldwide.
DRYING
30%
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© 2012 Kadant Inc. All rights reserved.
% of 2011 Revenue
66%
Parts

Technology & Innovation Centers
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© 2012 Kadant Inc. All rights reserved.
STOCK
PREPARATION
Vitry, France
FLUID HANDLING
Michigan, USA
WATER
MANAGEMENT
Husqvarna, Sweden
DOCTORING
Massachusetts, USA

INDUSTRY REVIEW
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© 2012 Kadant Inc. All rights reserved.

Pulp & Paper Industry Outlook
DEVELOPED REGIONS
•Containerboard and Tissue grades show modest growth
•Demand growth for Printing & Writing papers is flat to negative
•Projects are driven by ROI focused on input costs
•Rebuild projects are primary contributor to capacity growth
EMERGING REGIONS
•Relatively strong growth forecasted for next five years
•Urbanization and increasing literacy rates expected to increase per capita paper consumption
•Containerboard and Tissue expected to lead growth
•New installations are primary contributor to capacity growth
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© 2012 Kadant Inc. All rights reserved.

World Demand for Paper & Paperboard
2006
2016F
383 million tons
459 million tons (projected)
Source: RISI World Pulp & Recovered Paper Forecast, November 2011
Asia
36%
Asia
48%
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© 2012 Kadant Inc. All rights reserved.

Per Capita Consumption of Paper
Source: RISI, Inc. World Production and Trade by Country (2011)
Kilograms, 2010
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World Paper and Board Capacity: All Grades
Source: RISI World Pulp & Recovered Paper Forecast, November 2011
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© 2012 Kadant Inc. All rights reserved.
2010-16
CAGR = 2.6%

World Paper and Board Capacity
Less Newsprint and Printing & Writing Papers
Source: RISI World Pulp & Recovered Paper Forecast, November 2011
2010-16
CAGR = 3.7%
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© 2012 Kadant Inc. All rights reserved.

Production in Emerging Markets (Less China)
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© 2012 Kadant Inc. All rights reserved.
Source: RISI World Forecast, March 2012. Emerging markets include Brazil, India, Indonesia, Malaysia, Mexico, Eastern Europe, Russia, Taiwan, Thailand, and Other Asia.
2010-16
CAGR = 5.0%

INVESTING FOR GROWTH
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© 2012 Kadant Inc. All rights reserved.

Our Strategy for Growth
1. Focus on emerging markets
2. Increase spare parts and consumables revenue
3. Leverage low cost manufacturing
4. Continue to develop innovative products
5. Seek opportunities outside paper industry
6. Pursue acquisitions that complement our business
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© 2012 Kadant Inc. All rights reserved.

Investing in Operational Efficiencies
• New equipment investments and
 advanced training programs in China
• Expanded operations in Mexico to
 produce wider range of products
• Working to expand global sourcing to
 leverage investments in low cost areas
• Focusing investments in IT to improve
 cross-border communications and
 customer support
• Implementing lean manufacturing
 techniques to maximize margins
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© 2012 Kadant Inc. All rights reserved.
Gross Margin Performance

Maximizing Aftermarket Potential
• Launching targeted programs to grow
 parts and consumables business in China
• FibreWall™ screen cylinder parts
 business is a major focus in 2012
• Penetrating deeper into non-paper
 markets with existing products
• Strategic pricing programs in USA and
 Europe to derive optimal pricing for
 parts and consumables
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© 2012 Kadant Inc. All rights reserved.

New Product Innovations
• Nano-blades for extended blade life
• Detrasher contaminant removal
• VeriLite and VeriKleen doctoring
• MultiJet™ Twin S cleaning device
• High-efficiency corrugator steam system
• FibreWall™ screen cylinders
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© 2012 Kadant Inc. All rights reserved.

HELPING OUR CUSTOMERS GROW
Strategies in Action
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© 2012 Kadant Inc. All rights reserved.

Reducing Freshwater Use in Thailand
• Petax™ filtration system provides fresh
 water usage to benefit mill and local
 community
• Energy savings with reclaimed and
 reused process water
• Higher wastewater treatment efficiency
• Local farmers are supplied with quality,
 filtered water from the mill
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© 2012 Kadant Inc. All rights reserved.

Maximizing Energy Utilization
• Major rebuild of a dryer section to improve
 energy utilization at US paper mill
• Supplied steam system and related
 hardware to optimize machine
 performance
• Water demand reduced due to high-
 efficiency system and components
• Energy efficiency improved significantly
• Mill will shut-down its coal-fired boiler due
 to major reduction in steam demand
 following the rebuild
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© 2012 Kadant Inc. All rights reserved.

Addressing the “Ministickies” Challenge
• Increased recycled content results in more
 contaminants to remove from the sheet
• Lower basis weights also require new approaches
 to remove adhesives and contaminants
• Kadant’s technologies address the problem
 – FIBREWALL™ screen cylinders designed to remove
 ministickies effectively
 – MULTIJET™ cleaning systems remove contaminants from
 paper machine fabrics
 – ABRASITEK™ doctor blades remove build-up from dryers
 – DMS® control software minimizes stickies in lead-in
 paper dryers with advanced control strategy
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© 2012 Kadant Inc. All rights reserved.

Summary
• Record performance in 2011
 – EPS
 – Operating income, net income
 – Return on Capital
• Investing in the future for sustainable growth
 – Focus on faster growth emerging markets
 – Focus on parts and consumables
 – Upgrades to facilities in China, Mexico
• 2012 off to a good start
 – Strong cash flows to invest and return capital to shareholders
 – Well-positioned for growth in aftermarket
 – Seeking strategic acquisitions to enhance shareholder value
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© 2012 Kadant Inc. All rights reserved.

Questions & Answers
To ask a question, please call 866-804-6926 within the U.S. or
+1-857-350-1672 outside the U.S. and reference 83375884.
Please mute the audio on your computer.
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© 2012 Kadant Inc. All rights reserved.

Annual Meeting of Stockholders
May 23, 2012
Westford, Massachusetts
© 2012 Kadant Inc. All rights reserved.